                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 24, 1997
                                                --------------------------------

                                   HALIS, Inc.
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            (Exact name of registrant as specified in its charter)


Georgia                              0-16288                      58-1366235
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


1950 Spectrum Circle, Suite 400, Marietta, Georgia                   30067
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code      (770) 857-4461
                                                  ------------------------------

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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
------   ------------------------------------

         Pursuant to an Agreement and Plan of Merger and Reorganization, dated as of January 24, 1997 (the "Merger Agreement"), by and among HALIS, Inc. (the "Company"), Software Manufacturing Group, Inc., a Georgia corporation ("SMG"), SMG Acquisition Co., a newly-formed Georgia corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), and the shareholders of SMG (the "Shareholders"), on January 24, 1997 the merger of SMG with and into the Subsidiary (the "Merger") was consummated. Immediately after consummation of the Merger, the corporate name of the Subsidiary was changed to "Software Manufacturing Group, Inc.." SMG develops and sells practice management systems to orthodontists. It is anticipated that the Subsidiary will continue the software business of SMG.

         Upon consummation of the Merger, the shareholders of SMG, were issued an aggregate of 3,072,000 shares of the Company's Common Stock. In addition, the Merger Agreement provides for the issuance of additional shares of the Company's Common Stock at a future date if certain financial targets are achieved for the year ending December 31, 1997.

         In connection with the Merger, the Subsidiary entered into an employment agreement with Charles Cone, Jr. providing for the employment of Mr. Cone as President of the Subsidiary for a term of two years at an annual base salary of $192,000 plus incentive compensation determined in accordance with the provisions of the Employment Agreement.

                                      -2-
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (a) Financial Statements of Business Acquired:

         At the present time, it is impractical to provide the required financial statements for SMG as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than April 9, 1997 (60 days after this Report is required to be filed).

         (b) Pro Forma Financial Information:

         At the present time, it is impractical to provide the pro forma financial information relative to the SMG acquisition as required by Item 310 of Regulation S-B and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than April 9, 1997 (60 days after this Report is required to be filed).

         (c) Exhibits:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of January 24, 1997 among HALIS, Inc., SMG Acquisition Co., Software Manufacturing Group, Inc. and the shareholders of Software Manufacturing Group, Inc.

                                      -3-
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HALIS, INC.



                                       By:   /s/ Larry Fisher
                                           -------------------------
                                           Larry Fisher, President

Dated:   January 24, 1997
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                                      -4-
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                                 EXHIBIT INDEX


Exhibit                                                                  Sequential
Number                        Description of Exhibit                      Page No.
---------                     ----------------------                    -----------

   2.1 Agreement and Plan of Merger and Reorganization, dated as of January 24, 1997 among HALIS, Inc., SMG Acquisition Co.,
           Software Manufacturing Group, Inc., and the shareholders of Software Manufacturing Group, Inc.
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